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                                                                   Exhibit 10.12


            Schedule to Exhibit 10.14 to the Form 10-K Annual Report
                  of DQE for the year ended December 31, 1996



Non-Competition and Confidentiality Agreements which were substantially identical to that filed as Exhibit 10.14 were entered into with the following parties, differing only as to the date executed:



          Donald J. Clayton        DQE, Inc. and
                                   Duquesne Light Company

          Gary R. Brandenberger    DQE, Inc. and
                                   Duquesne Light Company